UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 16, 2016

MGM Growth Properties LLC

(Exact name of registrant as specified in its charter)

Delaware	001-37733	47-5513237
(State of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6385 S. Rainbow Blvd., Suite 500 Las Vegas, Nevada		89118
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (702) 669-1480

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On June 16, 2016, as part of the MGM Resorts International Analyst and Investor Day, MGM Growth Properties LLC (the “Company”) will give a presentation on the Company’s outlook and recent developments (including information related to the recently announced transaction to acquire the real estate assets associated with the Borgata Hotel Casino and Spa). The presentation and a link to the webcast will be available on the Company’s website at www.mgmgrowthproperties.com under the Investors section.

The information in this Current Report on Form 8-K is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act. This current report on Form 8-K will not be deemed an admission as to the materiality of any information contained herein or the presentation materials or webcast referenced herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGM Growth Properties LLC

By:	/s/ Andrew Hagopian III
Name:	Andrew Hagopian III
Title:	Assistant Secretary

Date: June 16, 2016